                                                                   Exhibit 99.4

Hypothecation -- Special

          IT IS HEREBY AGREED between the Undersigned and THE BANK OF NOVA SCOTIA (hereinafter called "the Bank") as follows:

a and b are alternatives. Strike out whichever is inappropriate.

1. All bonds, debentures, shares, bills, notes, lien notes, gold certificates and other securities and instruments whatsoever heretofore a or hereafter lodged with the Bank in the vault or safe of the Bank or, if deemed appropriate by the Bank, in uncertificated form using the services of any recognized clearing corporation, by or on behalf of the Undersigned

          The following securities now lodged with the Bank in the vault or safe of the Bank, or, if deemed appropriate by the Bank, in uncertificated form using the services of any recognized clearing corporation, by or on behalf of the Undersigned:
     1,100,000 Common Shares of Revenue Properties Company Limited
     -------------------------------------------------------------------------

b    -------------------------------------------------------------------------

     -------------------------------------------------------------------------

     Stroke through space if only account of Undersigned to be secured.

and any renewals thereof, substitutions therefor and proceeds thereof and all interest, dividends, income and revenue therefrom (hereinafter collectively called "the securities") shall be held by the Bank as security for the payment to the Bank of the present and future indebtedness and liability of the Undersigned and any of them and of
RUSSELL ERON TANZ                          (hereinafter called "the Customer").
------------------------------------------


2. If default is made in payment of any such indebtedness or liability or if, before payment is due, the value of any of the securities in the opinion of the Bank, has depreciated and further securities of sufficient value, in the opinion of the Bank, to cover such depreciation in value have not been lodged with the Bank under this Agreement, the Bank, without notice, advertisement, demand for payment or any other formality (all of which are hereby waived), may sell by public or private sale or otherwise deal with the securities in such manner as it thinks fit and may hold the proceeds in lieu of any securities realized and appropriate the same on account of such parts of the said indebtedness and liability as the Bank thinks fit. All costs and expenses incurred by the Bank in respect of the securities and the realization thereof shall be added to the said indebtedness and liability and shall be a first charge upon the moneys received.

3. The Bank shall not be bound to realize any of the securities or to allow any of the securities to be sold and shall not be responsible for any loss occasioned by any sale or failure to sell or enforce any of the securities; and the Bank shall not be bound to protest any of the securities nor to perform any act to prevent prescription thereof nor to protect any of the securities from depreciating in value or becoming worthless; and the Bank shall not be bound to examine lists of drawn or redeemed bonds or notices relating to coupons or dividends nor to advise the Undersigned of the expiry of rights or warrants in connection with any of the securities.

4. The Bank shall not be bound to collect any interest, dividends, income or revenue payable in respect of any of the securities but all such interest, dividends, income or revenue, if received by the Undersigned, shall forthwith be paid to the Bank.

5. The Bank may grant extensions, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the securities and all parties thereto as the Bank, thinks fit without affecting the said indebtedness and liability of the Undersigned or the Customer to the Bank and without prejudice to the rights of the Bank in respect of the securities.

6. The Bank may have any of the securities registered in its name or in the name of its nominee, and shall be entitled but not bound or required to vote in respect of the securities at any meeting at which the holder thereof is entitled to vote and, generally, to exercise any of the rights which the holder of the securities may at any time have; but the Bank shall not be responsible for any loss occasioned by the exercise of any of such rights or by failure to exercise the same within the time limited for the exercise thereof.

7. Where any of the securities consists of an unaccepted bill, all present and future claims of the Undersigned against the drawee and others to the extent of the amount of such bill are hereby assigned to the Bank.

8. The Undersigned hereby irrevocably constitutes and appoints any officer of the Bank the true and lawful attorney of the Undersigned in the name and on behalf of the Undersigned from time to time to endorse and transfer to the Bank or its nominee any of the securities which may require endorsement or transfer, in order that full title to the same may be vested in the Bank or its nominee.

          IN WITNESS WHEREOF this Agreement has been executed under seal at
                     this       4th      day of       May     , 19   99
--------------------      -------------          ------------      ------



                                      /s/ Mark M. Tanz
                                      ------------------------------------
                                      MARK M. TANZ

WITNESS:

/s/ Illegible
---------------------------------

DATE RECEIVED
_____________

RECORDED_____

APPROVED_____

E.O.
AUDITOR______

Hypothecation -- Special

          IT IS HEREBY AGREED between the Undersigned and THE BANK OF NOVA SCOTIA (hereinafter called "the Bank") as follows:

a and b are alternatives. Strike out whichever is inappropriate.

1. All bonds, debentures, shares, bills, notes, lien notes, gold certificates and other securities and instruments whatsoever heretofore a or hereafter lodged with the Bank in the vault or safe of the Bank or, if deemed appropriate by the Bank, in uncertificated form using the services of any recognized clearing corporation, by or on behalf of the Undersigned

          The following securities now lodged with the Bank in the vault or safe of the Bank, or, if deemed appropriate by the Bank, in uncertificated form using the services of any recognized clearing corporation, by or on behalf of the Undersigned:
     1,100,000 Common Shares of Revenue Properties Company Limited
     -------------------------------------------------------------------------

b    -------------------------------------------------------------------------

     -------------------------------------------------------------------------

     Stroke through space if only account of Undersigned to be secured.

and any renewals thereof, substitutions therefor and proceeds thereof and all interest, dividends, income and revenue therefrom (hereinafter collectively called "the securities") shall be held by the Bank as security for the payment to the Bank of the present and future indebtedness and liability of the Undersigned and any of them and of
BERNARD STEPHEN TANZ                      (hereinafter called "the Customer").
-----------------------------------------


2. If default is made in payment of any such indebtedness or liability or if, before payment is due, the value of any of the securities in the opinion of the Bank, has depreciated and further securities of sufficient value, in the opinion of the Bank, to cover such depreciation in value have not been lodged with the Bank under this Agreement, the Bank, without notice, advertisement, demand for payment or any other formality (all of which are hereby waived), may sell by public or private sale or otherwise deal with the securities in such manner as it thinks fit and may hold the proceeds in lieu of any securities realized and appropriate the same on account of such parts of the said indebtedness and liability as the Bank thinks fit. All costs and expenses incurred by the Bank in respect of the securities and the realization thereof shall be added to the said indebtedness and liability and shall be a first charge upon the moneys received.

3. The Bank shall not be bound to realize any of the securities or to allow any of the securities to be sold and shall not be responsible for any loss occasioned by any sale or failure to sell or enforce any of the securities; and the Bank shall not be bound to protest any of the securities nor to perform any act to prevent prescription thereof nor to protect any of the securities from depreciating in value or becoming worthless; and the Bank shall not be bound to examine lists of drawn or redeemed bonds or notices relating to coupons or dividends nor to advise the Undersigned of the expiry of rights or warrants in connection with any of the securities.

4. The Bank shall not be bound to collect any interest, dividends, income or revenue payable in respect of any of the securities but all such interest, dividends, income or revenue, if received by the Undersigned, shall forthwith be paid to the Bank.

5. The Bank may grant extensions, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the securities and all parties thereto as the Bank, thinks fit without affecting the said indebtedness and liability of the Undersigned or the Customer to the Bank and without prejudice to the rights of the Bank in respect of the securities.

6. The Bank may have any of the securities registered in its name or in the name of its nominee, and shall be entitled but not bound or required to vote in respect of the securities at any meeting at which the holder thereof is entitled to vote and, generally, to exercise any of the rights which the holder of the securities may at any time have; but the Bank shall not be responsible for any loss occasioned by the exercise of any of such rights or by failure to exercise the same within the time limited for the exercise thereof.

7. Where any of the securities consists of an unaccepted bill, all present and future claims of the Undersigned against the drawee and others to the extent of the amount of such bill are hereby assigned to the Bank.

8. The Undersigned hereby irrevocably constitutes and appoints any officer of the Bank the true and lawful attorney of the Undersigned in the name and on behalf of the Undersigned from time to time to endorse and transfer to the Bank or its nominee any of the securities which may require endorsement or transfer, in order that full title to the same may be vested in the Bank or its nominee.

          IN WITNESS WHEREOF this Agreement has been executed under seal at
                     this       4th      day of       May     , 19   99
--------------------      -------------          ------------      ------



                                      /s/ Mark M. Tanz
                                      ------------------------------------
                                      MARK M. TANZ

WITNESS:

/s/ Illegible
---------------------------------

DATE RECEIVED
_____________

RECORDED_____

APPROVED_____

E.O.
AUDITOR______

Hypothecation -- Special

          IT IS HEREBY AGREED between the Undersigned and THE BANK OF NOVA SCOTIA (hereinafter called "the Bank") as follows:

a and b are alternatives. Strike out whichever is inappropriate.

1. All bonds, debentures, shares, bills, notes, lien notes, gold certificates and other securities and instruments whatsoever heretofore a or hereafter lodged with the Bank in the vault or safe of the Bank or, if deemed appropriate by the Bank, in uncertificated form using the services of any recognized clearing corporation, by or on behalf of the Undersigned

          The following securities now lodged with the Bank in the vault or safe of the Bank, or, if deemed appropriate by the Bank, in uncertificated form using the services of any recognized clearing corporation, by or on behalf of the Undersigned:
     1,320,000 Common Shares of Revenue Properties Company Limited
     -------------------------------------------------------------------------

b    -------------------------------------------------------------------------

     -------------------------------------------------------------------------

     Stroke through space if only account of Undersigned to be secured.

and any renewals thereof, substitutions therefor and proceeds thereof and all interest, dividends, income and revenue therefrom (hereinafter collectively called "the securities") shall be held by the Bank as security for the payment to the Bank of the present and future indebtedness and liability of the Undersigned and any of them and of
MELANIE JILL ABUGOV                        (hereinafter called "the Customer").
------------------------------------------


2. If default is made in payment of any such indebtedness or liability or if, before payment is due, the value of any of the securities in the opinion of the Bank, has depreciated and further securities of sufficient value, in the opinion of the Bank, to cover such depreciation in value have not been lodged with the Bank under this Agreement, the Bank, without notice, advertisement, demand for payment or any other formality (all of which are hereby waived), may sell by public or private sale or otherwise deal with the securities in such manner as it thinks fit and may hold the proceeds in lieu of any securities realized and appropriate the same on account of such parts of the said indebtedness and liability as the Bank thinks fit. All costs and expenses incurred by the Bank in respect of the securities and the realization thereof shall be added to the said indebtedness and liability and shall be a first charge upon the moneys received.

3. The Bank shall not be bound to realize any of the securities or to allow any of the securities to be sold and shall not be responsible for any loss occasioned by any sale or failure to sell or enforce any of the securities; and the Bank shall not be bound to protest any of the securities nor to perform any act to prevent prescription thereof nor to protect any of the securities from depreciating in value or becoming worthless; and the Bank shall not be bound to examine lists of drawn or redeemed bonds or notices relating to coupons or dividends nor to advise the Undersigned of the expiry of rights or warrants in connection with any of the securities.

4. The Bank shall not be bound to collect any interest, dividends, income or revenue payable in respect of any of the securities but all such interest, dividends, income or revenue, if received by the Undersigned, shall forthwith be paid to the Bank.

5. The Bank may grant extensions, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the securities and all parties thereto as the Bank, thinks fit without affecting the said indebtedness and liability of the Undersigned or the Customer to the Bank and without prejudice to the rights of the Bank in respect of the securities.

6. The Bank may have any of the securities registered in its name or in the name of its nominee, and shall be entitled but not bound or required to vote in respect of the securities at any meeting at which the holder thereof is entitled to vote and, generally, to exercise any of the rights which the holder of the securities may at any time have; but the Bank shall not be responsible for any loss occasioned by the exercise of any of such rights or by failure to exercise the same within the time limited for the exercise thereof.

7. Where any of the securities consists of an unaccepted bill, all present and future claims of the Undersigned against the drawee and others to the extent of the amount of such bill are hereby assigned to the Bank.

8. The Undersigned hereby irrevocably constitutes and appoints any officer of the Bank the true and lawful attorney of the Undersigned in the name and on behalf of the Undersigned from time to time to endorse and transfer to the Bank or its nominee any of the securities which may require endorsement or transfer, in order that full title to the same may be vested in the Bank or its nominee.

          IN WITNESS WHEREOF this Agreement has been executed under seal at
                     this       4th      day of       May     , 19   99
--------------------      -------------          ------------      ------



                                      /s/ Mark M. Tanz
                                      ------------------------------------
                                      MARK M. TANZ

WITNESS:

/s/ Illegible
---------------------------------

DATE RECEIVED
_____________

RECORDED_____

APPROVED_____

E.O.
AUDITOR______

Hypothecation -- Special

          IT IS HEREBY AGREED between the Undersigned and THE BANK OF NOVA SCOTIA (hereinafter called "the Bank") as follows:

a and b are alternatives. Strike out whichever is inappropriate.

1. All bonds, debentures, shares, bills, notes, lien notes, gold certificates and other securities and instruments whatsoever heretofore a or hereafter lodged with the Bank in the vault or safe of the Bank or, if deemed appropriate by the Bank, in uncertificated form using the services of any recognized clearing corporation, by or on behalf of the Undersigned

          The following securities now lodged with the Bank in the vault or safe of the Bank, or, if deemed appropriate by the Bank, in uncertificated form using the services of any recognized clearing corporation, by or on behalf of the Undersigned:
     550,000 Common Shares of Revenue Properties Company Limited
     -------------------------------------------------------------------------

b    -------------------------------------------------------------------------

     -------------------------------------------------------------------------

     Stroke through space if only account of Undersigned to be secured.

and any renewals thereof, substitutions therefor and proceeds thereof and all interest, dividends, income and revenue therefrom (hereinafter collectively called "the securities") shall be held by the Bank as security for the payment to the Bank of the present and future indebtedness and liability of the Undersigned and any of them and of _______ _________________________________________ (hereinafter called "the Customer").



2. If default is made in payment of any such indebtedness or liability or if, before payment is due, the value of any of the securities in the opinion of the Bank, has depreciated and further securities of sufficient value, in the opinion of the Bank, to cover such depreciation in value have not been lodged with the Bank under this Agreement, the Bank, without notice, advertisement, demand for payment or any other formality (all of which are hereby waived), may sell by public or private sale or otherwise deal with the securities in such manner as it thinks fit and may hold the proceeds in lieu of any securities realized and appropriate the same on account of such parts of the said indebtedness and liability as the Bank thinks fit. All costs and expenses incurred by the Bank in respect of the securities and the realization thereof shall be added to the said indebtedness and liability and shall be a first charge upon the moneys received.

3. The Bank shall not be bound to realize any of the securities or to allow any of the securities to be sold and shall not be responsible for any loss occasioned by any sale or failure to sell or enforce any of the securities; and the Bank shall not be bound to protest any of the securities nor to perform any act to prevent prescription thereof nor to protect any of the securities from depreciating in value or becoming worthless; and the Bank shall not be bound to examine lists of drawn or redeemed bonds or notices relating to coupons or dividends nor to advise the Undersigned of the expiry of rights or warrants in connection with any of the securities.

4. The Bank shall not be bound to collect any interest, dividends, income or revenue payable in respect of any of the securities but all such interest, dividends, income or revenue, if received by the Undersigned, shall forthwith be paid to the Bank.

5. The Bank may grant extensions, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the securities and all parties thereto as the Bank, thinks fit without affecting the said indebtedness and liability of the Undersigned or the Customer to the Bank and without prejudice to the rights of the Bank in respect of the securities.

6. The Bank may have any of the securities registered in its name or in the name of its nominee, and shall be entitled but not bound or required to vote in respect of the securities at any meeting at which the holder thereof is entitled to vote and, generally, to exercise any of the rights which the holder of the securities may at any time have; but the Bank shall not be responsible for any loss occasioned by the exercise of any of such rights or by failure to exercise the same within the time limited for the exercise thereof.

7. Where any of the securities consists of an unaccepted bill, all present and future claims of the Undersigned against the drawee and others to the extent of the amount of such bill are hereby assigned to the Bank.

8. The Undersigned hereby irrevocably constitutes and appoints any officer of the Bank the true and lawful attorney of the Undersigned in the name and on behalf of the Undersigned from time to time to endorse and transfer to the Bank or its nominee any of the securities which may require endorsement or transfer, in order that full title to the same may be vested in the Bank or its nominee.

          IN WITNESS WHEREOF this Agreement has been executed under seal at
 Toronto, Ontario    this       5th      day of       May     , 19   99
--------------------      -------------          ------------      ------



                                      /s/ Bernard Stephen Tanz
                                      ------------------------------------
                                      BERNARD STEPHEN TANZ

WITNESS:

/s/ Illegible
---------------------------------

DATE RECEIVED
_____________

RECORDED_____

APPROVED_____

E.O.
AUDITOR______

POWER OF ATTORNEY
TO TRANSFER SECURITIES


FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers to

_______________________________________________________________________________
                             NAME OF TRANSFEREE:

of ____________________________________________________________________________
                                   ADDRESS

the following securities:

Complete (a) OR (b) which ever is applicable

(a)                        550,000 Common Shares                          share
    ---------------------------------------------------------------------
                         NUMBER OF SHARES AND CLASS:


                      REVENUE PROPERTIES COMPANY LIMITED
-------------------------------------------------------------------------------
                               NAME OF ISSUER:

                                     OR

(b) $____________________ __________ % _______________________________________
                                       DESCRIPTION OF BONDS, DEBENTURE NOTES,
                                       CERTIFICATES OF DEPOSIT

_______________________________________________________________________________
OTHER SECURITIES AND NAME OF ISSUER:

standing in the name of the undersigned and hereby irrevocably appoints _______

_______________________________________________________________________________
                     THIS SPACE SHOULD BE LEFT BLANK:

the attorney of the undersigned to transfer the said securities on the books of the said issuer with full power substitution.


______________________________________
                 DATE

Witness by


                                              /s/ Bernard Stephen Tanz
-------------------------------------- ----------------------------------------
        SIGNATURE OF WITNESS:                 SIGNATURE OF TRANSFEROR:
                                               BERNARD STEPHEN TANZ

Signature of Transferor is hereby guaranteed by

Hypothecation -- Special

          IT IS HEREBY AGREED between the Undersigned and THE BANK OF NOVA SCOTIA (hereinafter called "the Bank") as follows:

a and b are alternatives. Strike out whichever is inappropriate.

1. All bonds, debentures, shares, bills, notes, lien notes, gold certificates and other securities and instruments whatsoever heretofore a or hereafter lodged with the Bank in the vault or safe of the Bank or, if deemed appropriate by the Bank, in uncertificated form using the services of any recognized clearing corporation, by or on behalf of the Undersigned

          The following securities now lodged with the Bank in the vault or safe of the Bank, or, if deemed appropriate by the Bank, in uncertificated form using the services of any recognized clearing corporation, by or on behalf of the Undersigned:
     550,000 Common Shares of Revenue Properties Company Limited
     -------------------------------------------------------------------------

b    -------------------------------------------------------------------------

     -------------------------------------------------------------------------

     Stroke through space if only account of Undersigned to be secured.

and any renewals thereof, substitutions therefor and proceeds thereof and all interest, dividends, income and revenue therefrom (hereinafter collectively called "the securities") shall be held by the Bank as security for the payment to the Bank of the present and future indebtedness and liability of the Undersigned and any of them and of ________ _________________________________________ (hereinafter called "the Customer").


2. If default is made in payment of any such indebtedness or liability or if, before payment is due, the value of any of the securities in the opinion of the Bank, has depreciated and further securities of sufficient value, in the opinion of the Bank, to cover such depreciation in value have not been lodged with the Bank under this Agreement, the Bank, without notice, advertisement, demand for payment or any other formality (all of which are hereby waived), may sell by public or private sale or otherwise deal with the securities in such manner as it thinks fit and may hold the proceeds in lieu of any securities realized and appropriate the same on account of such parts of the said indebtedness and liability as the Bank thinks fit. All costs and expenses incurred by the Bank in respect of the securities and the realization thereof shall be added to the said indebtedness and liability and shall be a first charge upon the moneys received.

3. The Bank shall not be bound to realize any of the securities or to allow any of the securities to be sold and shall not be responsible for any loss occasioned by any sale or failure to sell or enforce any of the securities; and the Bank shall not be bound to protest any of the securities nor to perform any act to prevent prescription thereof nor to protect any of the securities from depreciating in value or becoming worthless; and the Bank shall not be bound to examine lists of drawn or redeemed bonds or notices relating to coupons or dividends nor to advise the Undersigned of the expiry of rights or warrants in connection with any of the securities.

4. The Bank shall not be bound to collect any interest, dividends, income or revenue payable in respect of any of the securities but all such interest, dividends, income or revenue, if received by the Undersigned, shall forthwith be paid to the Bank.

5. The Bank may grant extensions, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the securities and all parties thereto as the Bank, thinks fit without affecting the said indebtedness and liability of the Undersigned or the Customer to the Bank and without prejudice to the rights of the Bank in respect of the securities.

6. The Bank may have any of the securities registered in its name or in the name of its nominee, and shall be entitled but not bound or required to vote in respect of the securities at any meeting at which the holder thereof is entitled to vote and, generally, to exercise any of the rights which the holder of the securities may at any time have; but the Bank shall not be responsible for any loss occasioned by the exercise of any of such rights or by failure to exercise the same within the time limited for the exercise thereof.

7. Where any of the securities consists of an unaccepted bill, all present and future claims of the Undersigned against the drawee and others to the extent of the amount of such bill are hereby assigned to the Bank.

8. The Undersigned hereby irrevocably constitutes and appoints any officer of the Bank the true and lawful attorney of the Undersigned in the name and on behalf of the Undersigned from time to time to endorse and transfer to the Bank or its nominee any of the securities which may require endorsement or transfer, in order that full title to the same may be vested in the Bank or its nominee.

          IN WITNESS WHEREOF this Agreement has been executed under seal at
 Toronto, Ontario    this       5th      day of       May     , 19   99
--------------------      -------------          ------------      ------



                                      /s/ Russell Eton Tanz
                                      ------------------------------------
                                      RUSSELL ETON TANZ

WITNESS:

/s/ Illegible
---------------------------------

DATE RECEIVED
_____________

RECORDED_____

APPROVED_____

E.O.
AUDITOR______

POWER OF ATTORNEY
TO TRANSFER SECURITIES


FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers to

_______________________________________________________________________________
                             NAME OF TRANSFEREE:

of ____________________________________________________________________________
                                   ADDRESS

the following securities:

Complete (a) OR (b) which ever is applicable

(a)                        550,000 Common Shares                          share
    ---------------------------------------------------------------------
                         NUMBER OF SHARES AND CLASS:


                      REVENUE PROPERTIES COMPANY LIMITED
-------------------------------------------------------------------------------
                               NAME OF ISSUER:

                                     OR

(b) $____________________ __________ % _______________________________________
                                       DESCRIPTION OF BONDS, DEBENTURE NOTES,
                                       CERTIFICATES OF DEPOSIT

_______________________________________________________________________________
OTHER SECURITIES AND NAME OF ISSUER:

standing in the name of the undersigned and hereby irrevocably appoints _______

_______________________________________________________________________________
                     THIS SPACE SHOULD BE LEFT BLANK:

the attorney of the undersigned to transfer the said securities on the books of the said issuer with full power substitution.


______________________________________
                 DATE

Witness by


                                              /s/ Russell Eton Tanz
-------------------------------------- ----------------------------------------
        SIGNATURE OF WITNESS:                 SIGNATURE OF TRANSFEROR:
                                                 RUSSELL ETON TANZ

Signature of Transferor is hereby guaranteed by

Hypothecation -- Special

          IT IS HEREBY AGREED between the Undersigned and THE BANK OF NOVA SCOTIA (hereinafter called "the Bank") as follows:

a and b are alternatives. Strike out whichever is inappropriate.

1. All bonds, debentures, shares, bills, notes, lien notes, gold certificates and other securities and instruments whatsoever heretofore a or hereafter lodged with the Bank in the vault or safe of the Bank or, if deemed appropriate by the Bank, in uncertificated form using the services of any recognized clearing corporation, by or on behalf of the Undersigned

          The following securities now lodged with the Bank in the vault or safe of the Bank, or, if deemed appropriate by the Bank, in uncertificated form using the services of any recognized clearing corporation, by or on behalf of the Undersigned:
     660,000 Common Shares of Revenue Properties Company Limited
     -------------------------------------------------------------------------

b    -------------------------------------------------------------------------

     -------------------------------------------------------------------------

     Stroke through space if only account of Undersigned to be secured.

and any renewals thereof, substitutions therefor and proceeds thereof and all interest, dividends, income and revenue therefrom (hereinafter collectively called "the securities") shall be held by the Bank as security for the payment to the Bank of the present and future indebtedness and liability of the Undersigned and any of them and of ________ _________________________________________ (hereinafter called "the Customer").


2. If default is made in payment of any such indebtedness or liability or if, before payment is due, the value of any of the securities in the opinion of the Bank, has depreciated and further securities of sufficient value, in the opinion of the Bank, to cover such depreciation in value have not been lodged with the Bank under this Agreement, the Bank, without notice, advertisement, demand for payment or any other formality (all of which are hereby waived), may sell by public or private sale or otherwise deal with the securities in such manner as it thinks fit and may hold the proceeds in lieu of any securities realized and appropriate the same on account of such parts of the said indebtedness and liability as the Bank thinks fit. All costs and expenses incurred by the Bank in respect of the securities and the realization thereof shall be added to the said indebtedness and liability and shall be a first charge upon the moneys received.

3. The Bank shall not be bound to realize any of the securities or to allow any of the securities to be sold and shall not be responsible for any loss occasioned by any sale or failure to sell or enforce any of the securities; and the Bank shall not be bound to protest any of the securities nor to perform any act to prevent prescription thereof nor to protect any of the securities from depreciating in value or becoming worthless; and the Bank shall not be bound to examine lists of drawn or redeemed bonds or notices relating to coupons or dividends nor to advise the Undersigned of the expiry of rights or warrants in connection with any of the securities.

4. The Bank shall not be bound to collect any interest, dividends, income or revenue payable in respect of any of the securities but all such interest, dividends, income or revenue, if received by the Undersigned, shall forthwith be paid to the Bank.

5. The Bank may grant extensions, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the securities and all parties thereto as the Bank, thinks fit without affecting the said indebtedness and liability of the Undersigned or the Customer to the Bank and without prejudice to the rights of the Bank in respect of the securities.

6. The Bank may have any of the securities registered in its name or in the name of its nominee, and shall be entitled but not bound or required to vote in respect of the securities at any meeting at which the holder thereof is entitled to vote and, generally, to exercise any of the rights which the holder of the securities may at any time have; but the Bank shall not be responsible for any loss occasioned by the exercise of any of such rights or by failure to exercise the same within the time limited for the exercise thereof.

7. Where any of the securities consists of an unaccepted bill, all present and future claims of the Undersigned against the drawee and others to the extent of the amount of such bill are hereby assigned to the Bank.

8. The Undersigned hereby irrevocably constitutes and appoints any officer of the Bank the true and lawful attorney of the Undersigned in the name and on behalf of the Undersigned from time to time to endorse and transfer to the Bank or its nominee any of the securities which may require endorsement or transfer, in order that full title to the same may be vested in the Bank or its nominee.

          IN WITNESS WHEREOF this Agreement has been executed under seal at
 Toronto, Ontario    this       5th      day of       May     , 19   99
--------------------      -------------          ------------      ------



                                      /s/ Melanie Jill Abugov
                                      ------------------------------------
                                      MELANIE JILL ABUGOV

WITNESS:

/s/ Illegible
---------------------------------

DATE RECEIVED
_____________

RECORDED_____

APPROVED_____

E.O.
AUDITOR______

POWER OF ATTORNEY
TO TRANSFER SECURITIES


FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers to

_______________________________________________________________________________
                             NAME OF TRANSFEREE:

of ____________________________________________________________________________
                                   ADDRESS

the following securities:

Complete (a) OR (b) which ever is applicable

(a)                        660,000 Common Shares                          share
    ---------------------------------------------------------------------
                         NUMBER OF SHARES AND CLASS:


                      REVENUE PROPERTIES COMPANY LIMITED
-------------------------------------------------------------------------------
                               NAME OF ISSUER:

                                     OR

(b) $____________________ __________ % _______________________________________
                                       DESCRIPTION OF BONDS, DEBENTURE NOTES,
                                       CERTIFICATES OF DEPOSIT

_______________________________________________________________________________
OTHER SECURITIES AND NAME OF ISSUER:

standing in the name of the undersigned and hereby irrevocably appoints _______

_______________________________________________________________________________
                     THIS SPACE SHOULD BE LEFT BLANK:

the attorney of the undersigned to transfer the said securities on the books of the said issuer with full power substitution.


______________________________________
                 DATE

Witness by


                                              /s/ Melanie Jill Abugov
-------------------------------------- ----------------------------------------
        SIGNATURE OF WITNESS:                 SIGNATURE OF TRANSFEROR:
                                               MELANIE JILL ABUGOV

Signature of Transferor is hereby guaranteed by